SECURITIES  AND EXCHANGE COMMISSION
                  WASHINGTON, D.C.  20549

                          FORM 8-K


                       CURRENT REPORT


             Pursuant to Section 13 or 15(d) of
            The Securities Exchange Act of 1934


              Date of Report:  March 24, 1994

                     UNOCAL CORPORATION
                    --------------------
   (Exact name of registrant as specified in its charter)



     Delaware                           1-8483        95-3825062
    ---------                          --------       ----------
(State or other jurisdiction of       (Commission     (I.R.S. Employer
incorporation or organization)         File Number)    Identification No.)




1201 West Fifth Street, Los Angeles, California     90017
 ---------------------------------------------------------
(Address of principal executive offices)          (Zip Code)




Registrant's telephone number, including area code:   (213)  977-7600

<PAGE1>

ITEM 5.   OTHER EVENTS

On March 23, 1994, Unocal issued the following news release concerning the filing of a civil lawsuit regarding the Guadalupe oil field. A copy of the actual lawsuit is attached hereto as Exhibit 1.



     Los Angeles, March 23 -- Unocal Corporation said that it hopes ultimately to reach a fair and appropriate settlement of a lawsuit filed today by the California Attorney General over petroleum leaks at the company's Guadalupe oil field.
     "At some point, we expect to pay civil penalties that will amount to only a small fraction of the total penalties sought by the Attorney General," said John F. Imle, Jr., Unocal executive vice president. "The penalties itemized in the complaint grossly overstate what we believe will be the final dollar amount of the settlement."
     The company said it does not expect that this matter will have a material effect on the financial condition of the company. In the first quarter the company expects to take a charge to earnings of approximately $25 million after-tax for the write-down of facilities, estimated abandonment costs and immediate remediation expense.
     "Unocal has already pledged to clean up the problem at the field, and we're equally dedicated to protecting our shareholders by vigorously pursuing this case to a just conclusion, regardless of how long that might take," Imle said.
     He pointed out that diluent (a diesel-like oil-thinning agent) was used for more than 40 years at the Guadalupe oil field, and in all likelihood, much of the diluent loss occurred before many laws or regulations providing for civil penalties in such cases became effective.
     "It is not right to be penalized for events that occurred before the laws existed," Imle said. He emphasized that while the company had expected this civil lawsuit, today's filing has no impact on its full commitment to remediating the field.
     "What occurred at the Guadalupe field should never have happened," Imle said, "and our cleanup program will do what's needed to set things right to the satisfaction of the Central Coast community and its public agencies."
     The Guadalupe oil field is located some 20 miles south of San Luis Obispo, California. Unocal, which has operated the field since 1953, stopped using diluent in 1990. Prior to that, diluent was used to aid the flow of the extremely heavy crude oil produced at the field.

<PAGE2>
ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)   Exhibits

             1. Text of the complaint as referenced in Item 5 to this report.




<PAGE3>

                         SIGNATURE


Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                      UNOCAL CORPORATION
                                      ------------------
                                         (Registrant)







                                 by:  CHARLES S. MCDOWELL
                                      -------------------------
                                      (Charles S. McDowell,
                                       Vice President and Comptroller)








Dated:  March 24, 1994